UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: October 2, 2023 (Date of earliest event reported: September 29, 2023)

Commission file number 001-07436

HSBC USA INC.

(Exact name of registrant as specified in its charter)

Maryland	13-2764867
(State of incorporation)	(IRS Employer
Identification Number)

452 Fifth Avenue,
New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 525-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
$100,000,000 Zero Coupon Callable Accreting Notes due January 15, 2043	HUSI/43	New York Stock Exchange
$50,000,000 Zero Coupon Callable Accreting Notes due January 29, 2043	HUSI/43A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 29, 2023, HSBC USA Inc. (the “Company”) and Computershare Trust Company, N.A., a national banking association, as successor trustee to Wells Fargo Bank, National Association, entered into a Third Supplemental Indenture dated as of September 29, 2023 (the “Third Supplemental Indenture”) to the Indenture dated as of March 31, 2009 (as supplemented by the First Supplemental Indenture thereto dated as of March 22, 2012, the Second Supplemental Indenture dated as of March 5, 2015 and the Third Supplemental Indenture, the “Indenture”).

The Third Supplemental Indenture amended certain debt securities of the Company in relation to the cessation of publication of the USD-LIBOR ICE Swap Rate on June 30, 2023, and the terms of one debt security with respect to payment of contingent coupons. Further details may be found in the Third Supplemental Indenture and the respective forms of amended pricing supplements related to the debt securities. Impacted debt securities include the Company’s Callable Leveraged Steepener Notes due May 21, 2029 (CUSIP No. 40432XZ79), Callable Leveraged Steepener Notes due June 27, 2029 (CUSIP No. 40433BEJ3), Callable Leveraged Steepener Notes due December 4, 2028 (CUSIP No. 40432XNT4) and Autocallable Contingent Income Barrier Notes with Memory Coupon linked to the Least Performing of the Equity Securities of Ford Motor Company, Netflix Inc. and Bank of America Corporation due September 13, 2027 (CUSIP No. 40441XKD1).

The debt securities have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-253385) (the “Registration Statement”). The Third Supplemental Indenture filed with this Current Report on Form 8-K under Item 9.01 is being filed as an exhibit to that Registration Statement.

The foregoing description of the Third Supplemental Indenture, the debt securities and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are incorporated by reference into the Registration Statement thereto and are filed as part of this Current Report:

Exhibit No.	Description
4.24	Third Supplemental Indenture, dated as of September 29, 2023, between HSBC USA Inc., a Maryland corporation, and Computershare Trust Company, N.A., a national banking association, as successor trustee to Wells Fargo Bank, National Association
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA Inc. (Registrant)

	By:	/s/ Kavita Mahtani
	Name:	Kavita Mahtani
	Title:	Senior Executive Vice President and Chief Financial Officer

Dated: October 2, 2023

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